Exhibit 99.1

VOTING AND SUPPORT AGREEMENT

This Voting and Support Agreement (this “Agreement”) is entered into as of [●], 2024, by and between McEwen Mining Inc., a Colorado corporation (“Parent”), and [●] (“Stockholder”).

Recitals

A.            Stockholder is the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of certain shares of common stock of Timberline Resources Corporation, a Delaware corporation (the “Company”).

B.            Parent, Lookout Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and the Company are contemporaneously entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation following the Merger.

C.            In the Merger, each outstanding share of common stock of the Company is to be converted into the right to receive the Merger Consideration further described in the Merger Agreement.

D.            Stockholder is entering into this Agreement in order to induce Parent to enter into the Merger Agreement and cause the Merger to be consummated.

Agreement

The parties to this Agreement, intending to be legally bound, agree as follows:

section 1.         Certain Definitions

For purposes of this Agreement:

(a)            The terms “Acquisition Proposal,” “Company Shares,” “Effective Time,” “Person” and other capitalized terms used but not otherwise defined in this Agreement have the meanings assigned to such terms in the Merger Agreement.

(b)            “Expiration Time” means the earliest of: (i) the termination of the Merger Agreement in accordance with its terms; (ii) the Effective Time; and (iii) the termination of this Agreement by mutual written consent of the Parent and Stockholder.

(c)            “Subject Securities” means: (i) all securities of the Company (including all Company Shares and all options, restricted stock units, warrants and other rights to acquire Company Shares) for which Stockholder is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) as of the date of this Agreement; and (ii) all additional securities of the Company (including all additional Company Shares and all additional options, restricted stock units, warrants and other rights to acquire Company Shares) for which Stockholder becomes the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) during the Voting Period.

(d)            A Person shall be deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Parent; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than Parent; or (iii) reduces such Person’s beneficial ownership of or interest in such security.

(e)            “Voting Period” means the period commencing on (and including) the date of this Agreement and ending at the Expiration Time.

section 2.         Transfer of Subject Securities and Voting Rights

2.1           Restriction on Transfer of Subject Securities. Subject to Section 2.3, during the Voting Period, Stockholder shall not cause or permit any Transfer of any of the Subject Securities to be effected (other than in the Merger). Without limiting the generality of the foregoing, during the Voting Period, Stockholder shall not tender, agree to tender or permit to be tendered any of the Subject Securities in response to or otherwise in connection with any tender or exchange offer.

2.2           Restriction on Transfer of Voting Rights. During the Voting Period, Stockholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy is granted (except for the proxy granted in connection with this Agreement), and no voting agreement or similar agreement is entered into (except for the voting covenants contained in this Agreement), with respect to any of the Subject Securities.

2.3           Permitted Transfers. Section 2.1 shall not prohibit a Transfer of Subject Securities by Stockholder: (a) if Stockholder is an individual, (i) to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family or (ii) upon the death of Stockholder; or (b) if Stockholder is an entity, to one or more Affiliates; provided, however, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a written document, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement.

section 3.         Voting of Shares

3.1           Voting Covenant. Stockholder hereby agrees that, during the Voting Period, at any meeting of the stockholders of the Company (however called), and at every adjournment or postponement thereof, unless otherwise directed in writing by Parent, Stockholder shall cause any Subject Securities that are entitled to vote at such meeting to be voted:

(a)            in favor of: (i) the Merger and the adoption of the Merger Agreement; (ii) each of the other actions contemplated by the Merger Agreement; and (iii) any other matter necessary for the consummation of the transactions contemplated by the Merger Agreement;

(b)            against any action or agreement that would reasonably be expected to result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

(c)            against each of the following actions (other than the Merger and the other transactions contemplated in the Merger Agreement): (i) any other Acquisition Proposal; (ii) any reorganization, recapitalization, dissolution or liquidation of the Company or any of its Subsidiaries; (iii) any amendment to the Organizational Documents of the Company, which amendment would reasonably be expected to have the effect of (A) frustrating the purpose of, or breaching or nullifying any provision of, the Merger Agreement, (B) impeding, interfering with, preventing, delaying or adversely affecting the Merger or (C) changing the voting rights of any shares of capital stock of the Company; (iv) any material change in the capitalization of the Company or the Company’s corporate structure; and (v) any other action which would reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated in the Merger Agreement.

3.2           Other Voting Agreements. During the Voting Period, Stockholder shall not enter into any agreement or understanding with any Person to vote or give any instruction in any manner inconsistent with clause “(a),” clause “(b)” or clause “(c)” of Section 3.1. Except as set forth in or contemplated by this Agreement, Stockholder may vote the Subject Securities in its discretion on all matters submitted for the vote of the Company Stockholders or in connection with any meeting or written consent of the Company Stockholders.

3.3           Exceptions. Notwithstanding anything in this Agreement to the contrary, Stockholder shall not be required to vote (or cause to be voted) any of its Subject Shares to amend the Merger Agreement in order to reduce the amount and/or change the form of Merger Consideration to be paid to the Company Stockholders.

3.4           Proxy.

(a)            Contemporaneously with the execution of this Agreement, Stockholder shall deliver to Parent a proxy in the form attached to this Agreement as Exhibit A, which shall (at all times during the Voting Period) be irrevocable to the fullest extent permitted by law with respect to the shares referred to therein (the “Proxy”).

(b)            Stockholder shall not enter into any tender, voting or other similar agreement, or grant a proxy or power of attorney, with respect to any of the Subject Securities that is inconsistent with this Agreement or otherwise take any other action with respect to any of the Subject Securities that would reasonably be expected to restrict, limit or interfere with the performance of any of Stockholder’s obligations hereunder or any of the actions contemplated hereby.

section 4.         ACKNOWLEDGMENT OF NO Appraisal RIGHTS

Stockholder hereby acknowledges and agrees that, in accordance with Section 262 of the DGCL, no appraisal rights shall be available to the Stockholder in connection with the Merger.

section 5.         Representations and Warranties of Stockholder

Stockholder hereby represents and warrants to Parent as follows:

5.1           Authorization, etc. Stockholder has full [corporate]1 power and authority [and legal capacity]2 to execute and deliver this Agreement and the Proxy and to perform Stockholder’s obligations hereunder and thereunder. This Agreement and the Proxy have been duly executed and delivered by Stockholder and constitute legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their terms, subject to: (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies. [Stockholder is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized.] [Stockholder is a partnership duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized.] [Stockholder is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized.]3 Stockholder and its Representatives have reviewed and understand the terms of this Agreement, and Stockholder has had the opportunity to consult with Stockholder’s legal counsel in connection with this Agreement.

5.2           No Conflicts or Consents.

(a)            The execution and delivery of this Agreement and the Proxy by Stockholder does not, and the performance of this Agreement and the Proxy by Stockholder will not: [(i) conflict with or violate any of the charter or organizational documents of Stockholder or any resolution adopted by the equity holders, the board of directors (or other similar body) or any committee of the board of directors (or other similar body) of Stockholder;]4 [(ii)] conflict with or violate any applicable Laws or Order binding on Stockholder or by which Stockholder or any of Stockholder’s properties is or may be bound or affected in any material respect; or [(iii)] result in or constitute (with or without notice or lapse of time or both) any breach of or default under, or give to any Person (with or without notice or lapse of time or both) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time or both) in the creation of any Lien on any of the Subject Securities pursuant to, any Contract to which Stockholder is a party or by which Stockholder or any of Stockholder’s affiliates or properties is or may be bound or affected.

(b)            The execution and delivery of this Agreement and the Proxy by Stockholder does not, and the performance of this Agreement and the Proxy by Stockholder will not, require any consent of any Person. Stockholder is not, nor will Stockholder be, required to give any notice to any person in connection with the execution, delivery or performance of this Agreement or the Proxy.

1 Note to Draft: To be included in agreements with any non-individual.

2 Note to Draft: To be included in agreements with any individual.

3 Note to Draft: Applicable language to be selected based on Stockholder entity type. To be deleted if Stockholder is an individual.

4 Note to Draft: Remove from agreements with any individual.

5.3           Title to Securities. As of the date of this Agreement: (a) Stockholder is the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), free and clear of any Liens, of the number of outstanding Company Shares set forth under the heading “Voting Shares” on the signature page of this Agreement; (b) Stockholder holds (free and clear of any Liens) the Company Options, Company Warrants, and other rights to acquire Company Shares set forth under the heading “Options, Warrants and Other Rights” on the signature page of this Agreement; and (c) Stockholder does not directly or indirectly own, beneficially or of record, any shares of capital stock or other securities of the Company, or any option, restricted stock unit, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company, other than the shares, options, restricted stock units, warrants and other rights set forth on the signature page of this Agreement.

5.4           Accuracy of Representations. The representations and warranties contained in this Section 5 are accurate and complete in all respects as of the date of this Agreement, and will be accurate and complete in all respects as of the date of the Company Stockholders’ Meeting (and the date of each adjournment or postponement thereof, if any) as if made as of the date of the Company Stockholders’ Meeting (and as of the date of each such adjournment or postponement thereof, if any), other than in the case of any increase in the number of Subject Securities acquired by the Stockholder following the date of this Agreement.

section 6.         Miscellaneous

6.1           Stockholder Information. Stockholder hereby agrees to permit Parent, Merger Sub and the Company to (a) publish and disclose in the Proxy Statement, any current report on Form 8-K or any other document or schedule required to be filed with the SEC or any other regulatory authority in connection with the Merger (collectively, the “Public Filings”), Stockholder’s identity and ownership of Company Shares and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement and (b) file this Agreement as an exhibit to any Public Filing. Nothing in this Agreement shall preclude Stockholder from making such filings as are required by the SEC or any other regulatory authority in connection with the entering into of this Agreement.

6.2           No Solicit. [Subject to Section 6.3, and subject to Stockholder’s right to take any action in [her][his] capacity as a director or officer of the Company that may be necessary to further the exercise by the Company of its rights under the Merger Agreement.]5 Stockholder agrees that, during the Voting Period, Stockholder shall not directly or indirectly, and shall ensure that each Representative of Stockholder does not, directly or indirectly: (a) initiate, knowingly encourage, seek or solicit, or take any action to knowingly facilitate, directly or indirectly, the making or submission of any proposal that constitutes an Acquisition Proposal or take any action that would reasonably be expected to lead to an Acquisition Proposal; (b) furnish or otherwise provide access to any information regarding any of the Company or any of its Subsidiaries to any Person in response to an Acquisition Proposal; (c) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal; (d) make any disclosure or communication to any Person (other than Stockholder or any Representative of Stockholder) of any non-public information regarding the Merger, any of the other transactions contemplated therein, this Agreement, the Merger Agreement or any Acquisition Proposal (without Parent’s prior written approval) unless (i) Stockholder shall have been advised by Stockholder’s outside legal counsel that such disclosure or communication is required by applicable law or exchange rule and (ii) prior to making such disclosure or communication, Stockholder shall have provided Parent with reasonable (and in no event less than 48 hours’) advance written notice of Stockholder’s intent to make such disclosure or communication, the content of such disclosure or communication and the identities of the Persons to which such disclosure or communication is intended to be made; (e) publicly approve, endorse or recommend any Acquisition Proposal; (f) take any action that could result in the revocation or invalidation of the Proxy; (g) publicly announce that Stockholder no longer supports the Merger; or (h) agree or publicly propose to take any of the actions referred to in this Section 6.2 or otherwise prohibited by this Agreement.

5 Note to Draft: To be included only in the agreements with individuals who are also directors and/or officers of the Company.

6.3           [Fiduciary Duties. Stockholder is entering into this Agreement solely in Stockholder’s capacity as an owner of Subject Securities, and Stockholder shall not be deemed to be making any agreement in this Agreement in Stockholder’s capacity as a director or officer of the Company, or that would limit Stockholder’s ability to take or fulfill, or refrain from taking or fulfilling, actions or fiduciary duties as, a director or officer of the Company.] 6

6.4           Termination. This Agreement shall terminate at the Expiration Time; provided, however, that (a) the provisions of this Section 6 (other than Sections 6.1, 6.2 and 6.3) shall survive any termination of this Agreement and (b) the termination of this Agreement shall not relieve Stockholder from any liability arising from any intentional breach of any representation, warranty, covenant or other provision of this Agreement prior to such termination.

6.5           Further Assurances. From time to time and without additional consideration, Stockholder shall execute and deliver, or cause to be executed and delivered, such additional certificates, proxies, consents and other instruments, and shall take such further actions, as Parent may reasonably request (prior to, at or after the Closing) for the purpose of carrying out and furthering the intent of this Agreement.

6.6           Expenses. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

6.7           Notices. Each notice, request, demand or other communication under this Agreement shall be in writing and shall be deemed to have been duly given, delivered or made as follows: (a) if delivered by hand or sent by registered or certified mail in the United States, return receipt requested, when delivered; (b) if sent by registered, certified or first class mail, the third Business Day after being sent; (c) if sent via an international courier service, three Business Days after being delivered to such courier; and (d) if sent by email, when sent, provided that (i) the subject line of such email states that it is a notice delivered pursuant to this Agreement and (ii) the sender of such email does not receive a written notification of delivery failure. All notices and other communications hereunder shall be delivered to the address or email address set forth beneath the name of such party below (or to such other address or email address as such party shall have specified in a written notice given to the other party hereto):

6 Note to Draft: To be included only in the agreements with individuals who are also directors and/or officers of the Company.

if to Stockholder:

at the address set forth on the signature page of this Agreement; and

if to Parent:

McEwen Mining Inc.

150 King Street West

Suite 2800

Toronto, ON M5H 1J9

Attention: General Counsel

Email: notices@mcewenmining.com

with copies (which shall not constitute notice) to:

Hogan Lovells US LLP

1601 Wewatta Street, Suite 900

Denver, CO 80202

Attention: George A. Hagerty

Email: george.hagerty@hoganlovells.com

and to:

Hogan Lovells US LLP

390 Madison Ave

New York, NY 10017

Attention:         Richard Aftanas

Email:                 richard.aftanas@hoganlovells.com

6.8           Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

6.9           Entire Agreement. This Agreement and the Proxy and any other documents delivered by the parties hereto in connection herewith and therewith constitute the entire agreement between the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect thereto.

6.10        Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of Parent and Stockholder.

6.11        Assignment; Binding Effect; No Third Party Rights. Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder without the prior written consent of Parent, and any attempted or purported assignment or delegation of any of such interests or obligations shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon Stockholder and Stockholder’s heirs, estate, executors and personal representatives and Stockholder’s successors and assigns, and shall inure to the benefit of Parent and its successors and assigns. Without limiting any of the restrictions set forth in Section 2, Section 3 or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Agreement is intended to confer on any Person (other than Parent and its successors and assigns) any rights or remedies of any nature.

6.12        Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the Proxy required to be performed by either of the parties hereto were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Agreement or in the Proxy, Parent shall be entitled, without any proof of actual damages (and in addition to any other remedy that may be available to it at law or in equity, including monetary damages) to obtain: (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation; and (b) an injunction restraining such breach or threatened breach. Stockholder further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 6.12, and Stockholder irrevocably waives any right Stockholder may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

6.13        Applicable Law; Jurisdiction; Waiver of Jury Trial.

(a)            This Agreement, and any action, suit or other legal proceeding arising out of or relating to this Agreement (including the enforcement of any provision of this Agreement) (whether at law or in equity, whether in contract or in tort or otherwise), shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, regardless of the choice of laws principles of the State of Delaware, as to all matters, including matters of validity, construction, effect, enforceability, performance and remedies. In any action between any of the parties hereto arising out of or relating to this Agreement (whether at law or in equity, whether in contract or in tort or otherwise), each of the parties hereto: (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware (unless the federal courts have exclusive jurisdiction over the matter, in which case the United States District Court for the District of Delaware); (ii) agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from such court; and (iii) agrees that it will not bring any such action in any court other than the Court of Chancery of the State of Delaware in and for New Castle County, Delaware (unless the federal courts have exclusive jurisdiction over the matter, in which case the United States District Court for the District of Delaware). Service of any process, summons, notice or document to any party’s address and in the manner set forth in Section 6.7 shall be effective service of process for any such action.

(b)            EACH PARTY ACKNOWLEDGES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY ACKNOWLEDGES, AGREES AND CERTIFIES THAT: (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD, IN THE EVENT OF LITIGATION, SEEK TO PREVENT OR DELAY ENFORCEMENT OF SUCH WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER; (iii) IT MAKES SUCH WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.13.

6.14        Counterparts; Exchanges by Electronic Delivery. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .PDF format shall be sufficient to bind the parties hereto to the terms of this Agreement.

6.15        Captions. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

6.16        Waiver. No failure on the part of Parent to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim available to Parent arising out of this Agreement, or any power, right, privilege or remedy of Parent under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

6.17         Independence of Obligations. The covenants and obligations of Stockholder set forth in this Agreement shall be construed as independent of any other Contract between Stockholder, on the one hand, and the Company or Parent, on the other. The existence of any claim or cause of action by Stockholder against the Company or Parent shall not constitute a defense to the enforcement of any of such covenants or obligations against Stockholder. Nothing in this Agreement shall limit any of the rights or remedies of Parent under the Merger Agreement, or any of the rights or remedies of Parent or any of the obligations of Stockholder under any agreement between Stockholder and Parent or any certificate or instrument executed by Stockholder in favor of Parent; and nothing in the Merger Agreement or in any other such agreement, certificate or instrument, shall limit any of the rights or remedies of Parent or any of the obligations of Stockholder under this Agreement.

6.18        Construction.

(a)            For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

(b)            The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c)            As used in this Agreement, the words “include,” “including” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d)            Except as otherwise indicated or if the context otherwise requires: (i) all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement; (ii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision of this Agreement; (iii) any definition of or reference to any agreement, instrument or other document or any Law in this Agreement shall be construed as referring to such agreement, instrument or other document or Law as from time to time amended, supplemented or otherwise modified; and (iv) any statute defined or referred to in this Agreement shall include all rules and regulations promulgated thereunder.

[signature page follows]

In Witness Whereof, the parties hereto have caused this Agreement to be executed as of the date first written above.

McEwen Mining Inc.

By:

Name

Title

Stockholder

Signature

Printed Name

Address:

Voting Shares	Options, Warrants and Other Rights

Signature Page to Voting and Support Agreement

Exhibit A

Form of Irrevocable Proxy

Irrevocable Proxy

The undersigned stockholder (the “Stockholder”) of Timberline Resources Corporation, a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes McEwen Mining Inc., a Colorado corporation (“Parent”), and each of them, the attorneys and proxies of the Stockholder, with full power of substitution and resubstitution, to the full extent of the Stockholder’s rights with respect to all Subject Securities (as defined in the Voting and Support Agreement, dated as of the date hereof, between Parent and the Stockholder (the “Support Agreement”)) that are entitled to vote at any meeting of the stockholders of the Company (the “Shares.”) Upon the execution of this proxy, all prior proxies given by the Stockholder with respect to any of the Shares are hereby revoked, and the Stockholder agrees that no subsequent proxies will be given with respect to any of the Shares.

This proxy is irrevocable, is coupled with an interest and is granted in connection with, and as security for, the Support Agreement, and is granted in consideration of Parent entering into the Agreement and Plan of Merger, dated as of the date hereof, among Parent, Lookout Merger Sub, Inc., a wholly-owned subsidiary of Parent, and the Company (the “Merger Agreement”). This proxy will terminate and be of no further force or effect after the Expiration Time (as defined in the Support Agreement).

The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the Expiration Time at any meeting of the stockholders of the Company (however called) and at every adjournment or postponement thereof:

(a)            in favor of: (i) the merger contemplated by the Merger Agreement (the “Merger”) and the adoption of the Merger Agreement; (ii) each of the other actions contemplated by the Merger Agreement; and (iii) any other matter necessary for the consummation of the transactions contemplated by the Merger Agreement;

(b)            against any action or agreement that would reasonably be expected to result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

(c)            against each of the following actions (other than the Merger and the other transactions contemplated therein): (i) any other [Acquisition Proposal] (as defined in the Merger Agreement); (ii) any reorganization, recapitalization, dissolution or liquidation of the Company or any of its Subsidiaries; (iii) any amendment to the Company’s certificate of incorporation or bylaws, which amendment would reasonably be expected to have the effect of (A) frustrating the purpose of, or breaching or nullifying any provision of, the Merger Agreement, (B) impeding, interfering with, preventing, delaying or adversely affecting the Merger or (C) changing the voting rights of any shares of capital stock of the Company; (iv) any material change in the capitalization of the Company or the Company’s corporate structure; and (v) any other action which is intended, or would reasonably be expected to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated therein.

The attorneys and proxies named above may not exercise this proxy on any matter not referred to in this proxy. The Stockholder may vote the Shares on all other matters not referred to in this proxy, and the attorneys and proxies named above may not exercise this proxy with respect to such other matters.

This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the Stockholder (including any transferee of any of the Shares).

Any term or provision of this proxy that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Stockholder agrees that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this proxy shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

Dated: [●], 2024

[Stockholder]

Signature

Printed Name

Number of Shares as of the date of this proxy: